UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2024

Spectaire Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40976	98-1578608
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

155 Arlington St., Watertown, MA	02472
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (508) 213-8991

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	SPEC	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	SPECW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On July 22, 2024, Spectaire Holdings Inc. (the “Company”) held a Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, the Company’s stockholders voted on 4 proposals set forth below. A more detailed description of each proposal is set forth in the Company’s Proxy Statement filed with the Securities Exchange Commission relating to the Special Meeting.

Proposal No. 1: Approval of an amendment to the Company’s Certificate of Incorporation, and authorization of the Board, to effect a reverse stock split of the Company’s issued and outstanding Common Stock within a range from 1-for-20 to 1-for-75, with the exact ratio of the reverse stock split to be determined by the Board (the “Reverse Stock Split Proposal”).

The stockholders approved the Reverse Stock Split Proposal by the following votes:

	Votes For	Votes Against	Abstained
The Reverse Stock Split Proposal	13,676,452	45,211	500

Proposal No. 2:  Approval of the reservation and issuance of up to $25.0 million of securities in connection with a Standby Equity Purchase Agreement (the “SEPA Proposal”).

The stockholders approved the SEPA Proposal by the following votes:

	Votes For	Votes Against	Abstained
SEPA Proposal	13,644,532	32,062	45,569

Proposal No. 3: Approval of the related party transaction by and among Corsario Ltd., Spectaire Canada Inc., and Spectaire Holdings Inc. (the “Related Party Transaction Proposal”).

The stockholders approved the Related Party Transaction Proposal by the following votes:

	Votes For	Votes Against	Abstained
The Related Party Transaction Proposal	13,665,023	29,951	27,189

Proposal No. 4: Adjournment the Special Meeting, if necessary or appropriate, to solicit additional proxies (the “Adjournment Authorization”).

The stockholders approved the Adjournment Authorization by the following votes:

	Votes For	Votes Against	Abstained
Adjournment of the Special Meeting	13,664,375	43,368	14,420

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Spectaire Holdings Inc.

Date: July 26, 2024	By:	/s/ Brian Semkiw
	Name:	Brian Semkiw
	Title:	Chief Executive Officer

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